SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported)
                    AUGUST 6, 1997 (JULY 22, 1997)


                        TELSCAPE INTERNATIONAL, INC.
           (Exact name of registrant as specified in its Charter)


          TEXAS                      0-24622                 75-2433637
(State or other jurisdiction       (Commission             (IRS Employer
    of incorporation)              File Number)          Identification No.)


         4635 SOUTHWEST FREEWAY, SUITE 800, HOUSTON, TEXAS    77027
            (Address of  principal executive offices)       (Zip code)


Registrant's telephone number, including area code (713)968-0968

        (Former name of former address, if changed since last report.)

ITEM 2.        ACQUISITION OF DISPOSITION OF ASSETS

(a) On July 22, 1997, pursuant to a stock purchase agreement ("Agreement"), Telereunion, Inc.("Telereunion") and Telcape USA, Inc. ("Telscape USA")(collectively, the "Purchasers"), both wholly-owned subsidiaries of the Registrant, acquired all of the outstanding shares of Integracion de Redes S.A. de C.V. ("Integracion") and Lan and Wan S.A. de C.V. ("Lan"), both Mexican corporations based in Mexico City, from Jose Luis Apan Wong, Raul de la Parra Zavala and Alejandro Apan Wong ("Sellers"). Integracion distributes data and network integration equipment in Mexico and represents such manufacturers as Northern Telecom, 3Com, and Cisco and also provides the value-added service of systems integration ("Integracion Business"). Lan provides labor and management services to Integracion. The acquisition is effective July 1, 1997.

Under the terms of the acquisition, the Purchasers paid cash of $10,000 to the Sellers for Lan. As consideration for Integracion, the Purchasers paid the following to the Sellers: i) the sum of $120,000 in cash, ii) an aggregate of $2,201,000 in non-interest bearing promissory notes maturing January 1, 2001 ("Promissory Notes"), iii) an aggregate of $999,000 in non-interest bearing convertible notes maturing on September 1, 1999, which are convertible into 333,000 shares of common stock ("Common Stock") of the Registrant ("Convertible Notes"), iv) warrants for the purchase of up to 100,000 shares of Common Stock based on Integracion meeting certain performance requirements ("Warrants") and v) a covenant by the Purchasers to pay $280,000 in the event that Integracion meets certain performance requirements over the cumulative periods beginning January 1, 1997 and ending December 31, 2000 ("Additional Payment"). The consideration paid by the Purchasers for the issued and outstanding common stock of Lan and Integracion has been determined by negotiations between the parties. The $10,000 and $120,000 paid at closing for Lan and Integracion, respectively, was funded out of working capital.

The non-interest bearing Promissory Notes were issued by Telereunion and are not guaranteed by the Registrant. The maturity of the Promissory Notes is as follows: i) $300,000 due and payable on January 1, 1998, ii) $500,000 due and payable on January 1, 1999, iii) $500,000 due and payable on January 1, 2000, and iv) $901,000 due and payable on January 1, 2001.

The non-interest bearing Convertible Notes are convertible into Common Stock solely at the discretion of the holders on or before September 1, 1999 at $3.00 per share.

The exercise price of the Warrants and the conversion price for the Convertible Notes (each $3.00 per share of Common Stock) was based on the closing price of the Common Stock on the Nasdaq Small Cap market for May 19, 1997, the date on which the Sellers executed the letter of intent with respect to the acquisition. The Warrants will vest and become exercisable, if at all, upon Integracion meeting certain financial performance requirements, as defined under the Warrants, and as determined in accordance with U.S. GAAP. The vesting of the Warrants and the number of shares exercisable thereunder are based on Integracion meeting certain gross profit margins ("Gross Margins") for the year ended December 31, 1997, as follows: i) 30,000 shares of Common Stock if the Gross Margins are greater than $1,600,000 but less than $1,750,000, ii)40,000 shares of Common Stock if the Gross Margins are greater than $1,750,000 but less than $1,800,000,
iii) 50,000 shares of Common Stock if the Gross Margins are greater than $1,800,000 but less than $2,000,000, iv)60,000 shares of Common Stock if the Gross Margins are greater than $2,000,000 but less than $2,500,000,
v) 80,000 shares of Common Stock if the Gross Margins are greater than $2,500,000 but less than $3,000,000, and v)100,000 shares of Common Stock if the Gross Margins are greater than $3,000,000.

The Additional Payment will be paid, if at all, by the Purchasers to the Sellers upon Integracion meeting certain financial performance requirements, as defined in the Agreement and as determined in accordance with U.S. GAAP. The performance requirements are based on Integracion attaining a cumulative gross margin of $8,250,000 for the period beginning January 1, 1997 and ending December 31, 2000.

In addition to the foregoing terms, the Sellers (three individuals), who are the principal executive officers of Integracion, each received three year employment agreements. A representative of the Sellers is also entitled to serve as a non-voting advisor to the Registrant's Board of Directors.

(b) Certain property and equipment was acquired in connection with the acquisition of Integracion which was utilized in the Integracion Business. The Purchasers intend to continue the use of such property and equipment in a substantially similar manner.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

At this time, it is impracticable to provide the financial statements of Integracion and Lan and the pro forma financial information required by this report. The Registrant will file such statements and information as an amendment to this report as soon as it is available, but no later than sixty days after the date this report is filed.

ITEM 9.        SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

See Item 2(a) for a description of the date, title and amount of securities of the Registrant issued in connection with the purchase of the capital stock of Integracion and Lan, including the terms of conversion or exercise of the securities that are convertible or exchangeable into equity securities of the Registrant. Registrant relied on the private placement exemption contained in
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 901 of the rules and regulations promulgated pursuant to the Securities Act in determining that the issuance of securities of the Registrant was exempt from the registration requirements of Section 5 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                         TELSCAPE INTERNATIONAL, INC.
                         Registrant
						 /s/ Todd M. Binet
August 6, 1997           Executive Vice President and Chief Financial Officer

                              INDEX OF EXHIBITS

EXHIBIT NO.                   DESCRIPTION

*10.1 Form of Promissory Note dated July 1, 1997, between Telereunion and Jose Luis Apan Wong, Raul de la Parra Zavala and Alejandro Apan Wong

*10.2 Form of Convertible Promissory Note dated July 1, 1997, between the Registrant and Telereunion and Jose Luis Apan Wong, Raul de la Parra Zavala and Alejandro Apan Wong

*10.3 Form of Common Stock Warrant dated July 1, 1997, between the Registrant and Jose Luis Apan Wong, Raul de la Parra Zavala and Alejandro Apan Wong

*10.4 Stock Purchase Agreement dated July 1, 1997, by and among the Registrant, Telscape USA, Telereunion and Jose Luis Apan Wong, Raul de la Parra Zavala and Alejandro Apan Wong
_________________
*Filed herewith